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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)        December 2, 2005
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                               ZAPATA CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


        1-4219                                            74-1339132
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(Commission File Number)                      (IRS Employer Identification No.)


100 Meridian Centre, Suite 350, Rochester, New York         14618
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(Address of Principal Executive Offices)                  (Zip Code)


(585) 242-2000
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.01 Completion of Acquisition or Disposition of Assets

     On December 2, 2005, Zapata Corporation ("Zapata") completed the sale of all of Zapata's 4,162,394 shares of common stock of Safety Components International, Inc. ("Safety Components") to WLR Recovery Fund II, L.P. and WLR Recovery Fund III, L.P. (collectively, the "WLR Funds"), pursuant to the terms and conditions of a stock purchase agreement, dated September 23, 2005, among Zapata, WLR Recovery Fund II, L.P. and WLR Recovery Fund III, L.P., as amended by Amendment No. 1 and Joinder dated September 26, 2005. The purchase price for Zapata's 4,162,394 shares of Safety Components common stock is $12.30 per share, or $51,197,446 in the aggregate, plus interest earned on the purchase price while held in escrow pending the closing, less certain costs. The amount of the consideration was determined by arm's length negotiations between Zapata and the WLR Funds.

Item 9.01 Financial Statements and Exhibits

     (c)    Exhibits

            10.1 Stock Purchase Agreement, dated September 23, 2005, between Zapata, WLR Recovery Fund II, L.P. and WLR Recovery
                    Fund III, L.P. (as amended by Amendment No. 1 and Joinder dated September 26, 2005) (incorporated by reference to
                    Exhibit 10.1 of Form 10-Q dated November 14, 2005
                    (SEC File No. 001-04219)).



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ZAPATA CORPORATION


Date:  December 8, 2005            By:  /s/ Leonard DiSalvo
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                                   Name:   Leonard DiSalvo
                                   Title:  Vice President - Finance and CFO



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